UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 20, 2011

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, California 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Reference is made in this Current Report to that certain (i) Agreement and Plan of Merger, dated February 6, 2011 (the “Merger Agreement”), by and among Beckman Coulter, Inc., a Delaware Corporation (the “Company”), Danaher Corporation, a Delaware Corporation (“Danaher”) and Djanet Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Danaher (“Purchaser”) and (ii) Amended and Restated Credit Agreement, dated December 28, 2009 (the “Credit Facility”), by and among Bank of America, N.A., JPMorgan Chase Bank, N.A., Citibank, N.A., Banc of America Securities, LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., and the other initial lenders party thereto.

On June 23, 2011, the Company delivered a notice to the administrative agent for the Credit Facility that, pursuant to the terms of the Credit Facility, the Company has elected to terminate the Credit Facility effective June 27, 2011. As of June 23, 2011, the Company had no outstanding indebtedness under the Credit Facility.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2011, each of Peter B. Dervan, Robert G. Funari, Van B. Honeycutt, William N. Kelley, Susan R. Salka, Richard P. Wallace, Lewis T. “Rusty” Williams and Betty Woods delivered a conditional resignation as a member of the Board of Directors (the “Board”) of the Company, effective as of the Appointment Time as defined in the Merger Agreement. In addition, each of Kevin M. Farr, Charles A. Haggerty and Glenn S. Schafer delivered a conditional resignation as a member of the Board of the Company, effective as of the Effective Time as defined in the Merger Agreement.

On June 20, 2011, the Board appointed Daniel L. Comas, James H. Ditkoff, Jonathan P. Graham, Robert S. Lutz and Daniel A. Raskas to serve as directors of the Company, effective as of the Appointment Time (collectively, the “Danaher Designees”). Each of these newly appointed directors was nominated by Danaher and appointed pursuant to the terms of the Merger Agreement, which was previously filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 10, 2011. The biography of each of these directors is contained in Schedule I to the Offer to Purchase dated February 15, 2011 filed by Danaher as exhibit (a)(1)(A) to the Schedule TO-T filed by Danaher on February 15, 2011. The Board has not yet appointed any of the Danaher Designees to any committees of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2011	BECKMAN COULTER, INC.

By: /s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Assistant General Counsel and Assistant Secretary